UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                           June 9, 1997 (May 30, 1997)
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                Date of Report (Date of earliest event reported)



                               FORTUNE BRANDS, INC.
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             (Exact name of registrant as specified in its charter)



          Delaware                  1-9076                  13-3295276
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  (State or other jurisdiction    (Commission              (IRS Employer
       of incorporation)          File Number)           Identification No.)



         l700 East Putnam Avenue, Old Greenwich, Connecticut 06870-0811
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               (Address of principal executive offices) (Zip Code)



   Registrant's telephone number, including area code      (203) 698-5000
                                                       ----------------------


                              AMERICAN BRANDS, INC.
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         (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 2.  Acquisition or Disposition of Assets.
------   ------------------------------------

     On May 30, 1997, Registrant distributed (the "Distribution") American Depositary Shares ("ADSs") (with each ADS representing four ordinary shares ("Ordinary Shares") of 10 pence each in the capital of Gallaher Group Plc ("Gallaher Group")) and Ordinary Shares, together representing all the outstanding share capital of Gallaher Group, to the holders of the common stock, par value $3.125 per share, of Registrant. Gallaher Group was a wholly-owned subsidiary of Registrant which immediately prior to the Distribution conducted, through its subsidiaries, the international tobacco business of Registrant. To allocate the overall debt burden of Registrant at the time of the Distribution Gallaher Group borrowed and paid to Registrant approximately $1.25 billion, after taxes, prior to the Distribution.

     In connection with the Distribution, on May 8, 1997 Registrant and Gallaher Group, among others, entered into a Distribution Agreement, Tax Allocation Agreement, Interim Services Agreement and an Indemnification Agreement. Such agreements have been filed as Exhibits 99.2, 99.3, 99.4 and 99.5, respectively, to the Current Report on Form 8-K of Registrant dated May 9, 1997 and are incorporated herein by reference.

     Registrant is not aware of any material relationship between Gallaher Group and Registrant or any of its affiliates, any director or officer of Registrant or any associate of any such director or officer that existed at the date of the Distribution, except that Mr. Thomas C. Hays, Chairman of the Board and Chief Executive Officer of Registrant, serves as a non-executive director of Gallaher Group and Mr. Peter M. Wilson, Chairman and Chief Executive of Gallaher Group, serves as a director of Registrant.


Item 5.  Other Events.
------   ------------

     Registrant's press releases dated May 30, 1997 and June 2, 1997 are filed herewith as Exhibits 20a and 20b, respectively, and are incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma
------   Financial Information and Exhibits.
         ----------------------------------

         (b)  Pro Forma Financial Information.
              -------------------------------

              Registrant's Pro Forma Condensed Balance Sheet as of March 31, 1997 is incorporated herein by reference to Exhibit 99 to the Quarterly Report on Form 10-Q of Registrant dated May 12, 1997.

              Registrant's Pro Forma Condensed Statement of Income for the year ended December 31, 1996 is incorporated herein by reference to pages 34, 36 and 39-40 of the Proxy Statement for the Annual Meeting of Stockholders of Registrant held on April 30, 1997.
              The information that would be reflected in a pro forma condensed statement of income for the three months ended March 31, 1997 is already reflected in Registrant's Condensed Consolidated Statement of Income for the three months ended March 31, 1997, which reflects tobacco operations as discontinued operations, and is incorporated herein by reference to pages 3-9 of the Quarterly Report on Form 10-Q of Registrant dated May 12, 1997.

         (c)  Exhibits.
              --------

              2.1 Distribution Agreement, dated as of May 8, 1997, among Registrant, Gallaher Group Limited, Gallaher Limited and ATIC Group, Inc. is incorporated herein by reference to
                   Exhibit 99.2 to the Current Report on Form 8-K of Registrant dated May 9, 1997.

              2.2 Tax Allocation Agreement, dated as of May 8, 1997, among Registrant, Gallaher Group Limited and Gallaher Limited is incorporated herein by reference to Exhibit 99.3 to the Current Report on Form 8-K of Registrant dated May 9, 1997.

              2.3 Interim Services Agreement, dated as of May 8, 1997, between Registrant and Gallaher Group Limited is incorporated herein by reference to Exhibit 99.4 to the Current Report on Form 8-K of Registrant dated May 9, 1997.

              2.4 Indemnification Agreement, dated as of May 8, 1997, among Registrant, Gallaher Group Limited, Gallaher Limited and ATIC Group, Inc. is incorporated herein by reference to
                   Exhibit 99.5 to the Current Report on Form 8-K of Registrant dated May 9, 1997.

              20a. Press release of Registrant dated May 30, 1997.

              20b. Press release of Registrant dated June 2, 1997.




                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            FORTUNE BRANDS, INC.
                                            --------------------
                                                (Registrant)


                                            By   Gilbert L. Klemann, II
                                               --------------------------
                                               Gilbert L. Klemann, II
                                               Senior Vice President
                                                 and General Counsel


Date:  June 9, 1997

                                  EXHIBIT INDEX



                                                              Sequentially
Exhibit                                                       Numbered Page
-------                                                       -------------


  2.1  Distribution Agreement, dated as of
       May 8, 1997, among Registrant, Gallaher
       Group Limited, Gallaher Limited and ATIC
       Group, Inc. is incorporated herein by
       reference to Exhibit 99.2 to the Current
       Report on Form 8-K of Registrant dated
       May 9, 1997.

  2.2  Tax Allocation Agreement, dated as of
       May 8, 1997, among Registrant,
       Gallaher Group Limited and Gallaher Limited is incorporated herein by reference to
       Exhibit 99.3 to the Current Report on
       Form 8-K of Registrant dated May 9, 1997.

  2.3  Interim Services Agreement, dated as of
       May 8, 1997, between Registrant and
       Gallaher Group Limited is incorporated herein by reference to Exhibit 99.4 to the Current
       Report on Form 8-K of Registrant dated
       May 9, 1997.

  2.4  Indemnification Agreement, dated as of
       May 8, 1997, among Registrant,
       Gallaher Group Limited, Gallaher Limited and ATIC Group, Inc. is incorporated herein by reference to Exhibit 99.5 to the Current
       Report on Form 8-K of Registrant dated
       May 9, 1997.

  20a. Press release of Registrant dated
       May 30, 1997.

  20b. Press release of Registrant dated
       June 2, 1997.